SHORT TERM ACHIEVEMENT REWARD PROGRAM
                      -------------------------------------

The Short Term Achievement Reward ("STAR") Program is the Company's annual incentive bonus program designed to support outstanding business results of The Procter & Gamble Company (the "Company" or "P&G"). Awards are made within the authority of the Additional Remuneration Plan and the 2001 Stock and Incentive Compensation Plan.

I.     ELIGIBILITY

Eligibility is based on job level and the requirement of working at least four weeks during the fiscal year. STAR participants who do not work a full time schedule for the entire fiscal year may have awards pro-rated. Separating employees must be active as of June 30 (the close of the fiscal year for which the award is payable) to receive an award, unless due to retirement or special circumstances agreed in advance.

II.    CALCULATION

The individual STAR Award Calculation is: (STAR Target) x (Business Unit Performance Factor) x (Corporate Adjustment Factor) x (Gillette Factor)

o The STAR TARGET for each participant is calculated as: (Base Salary) x (STAR Target percent)

         BASE SALARY as of the end of June is used to calculate the STAR award. If a participant's level changes, the highest band level and salary during the fiscal year is used to determine the STAR Target.

         The STAR TARGET PERCENT is dependent on job level in the organization and will fall between 6% and 140%.

                     JOB BAND                    STAR TARGET AS % OF BASE

                         3        6% in 2005/06; 8% in 2006/07 and beyond
                         4                                   15%
                         5                                   25%
                         6                                   45%
                         7                                   70%
                         8                                   75%
                         9                                  140%

o The BUSINESS UNIT PERFORMANCE FACTOR is assigned to each STAR business unit as a measure of success for the fiscal year. The factors range from 53% to 167% with the target at 100%. A STAR Committee, comprised of a small number of senior executives (who do not determine their own awards), conducts a retrospective assessment of the performance of each business unit according to one or more of the following measures and makes a recommendation to the Compensation & Leadership Development Committee: Operating Total Shareholder Return, Key Competitor Comparison, After Tax Profit, Operating Cash Flow, Value Share, Volume, Net Outside Sales, Value Contribution, Organization Head Self Assessment, and Cross Organization Assessment. There may also be other factors significantly affecting unit results.


o The CORPORATE ADJUSTMENT FACTOR measures the total Company success and ranges from 80% to 130%, with a 100% target. The same Corporate Adjustment Factor is applied to all STAR award calculations. It is determined by a matrix that measures P&G's market total shareholder return ("TSR") ranking relative to a competitive peer group and diluted earnings per share ("EPS") growth. Market TSR reflects the return shareholders could earn during the year - stock appreciation and dividends - from an investment in the Company's stock.

o The GILLETTE FACTOR is derived from a review and recommendation by the STAR Committee based on the results of the success of the Gillette integration. The factor ranges from 80% to 130% with 100% as the target. The same Gillette Factor will apply to all STAR award calculations. It will be determined by assessing performance during the fiscal year on various metrics including: sustaining the overall health of both the P&G and Gillette businesses during this period (based on market share and earnings progress); achieving sales, research and administrative budget and synergy objectives; meeting enrollment targets; and staying within integration cost and restructuring estimates. The Gillette Factor will be applied starting with the results of fiscal year 2005/06. STAR awards for fiscal year 2004/05 will be based on only the Business Unit Performance Factor and the Corporate Adjustment Factor, as in prior years.

The STAR Committee makes recommendations to the Compensation & Leadership Development Committee regarding the actual awards to be made. The final awards are approved by the Compensation & Leadership Development Committee. STAR Awards for members of the Star Committee are determined exclusively by the Compensation & Leadership Development Committee without any recommendation from the STAR Committee.


III.   TIMING AND FORM

STAR awards are determined after the close of the fiscal year and are paid on or about September 15. The award form choices and relevant considerations are explained in payment preference materials generally in the form of Appendix 1. Participants receive written notice of their award detailing the calculation, generally in the form of Appendix 2. The grant letters are generally in the form of Appendix 3.

Generally, STAR awards are paid in cash. However, before the end of the calendar year preceding the award date, participants on record can choose their upcoming award in forms other than cash, such as stock options, stock appreciation rights or restricted stock units (for participants also in the Business Growth Program), depending on local regulations. To pay a STAR award in stock options, the Company compares current cash value to stock option value with a conversion factor that is reviewed annually.

                             BUSINESS GROWTH PROGRAM
                             -----------------------

The Business Growth Program ("BGP") is a part of the Company's long-term incentive plan and is designed to provide additional focus on key Company measures for top executives with senior management responsibility for total Company results. Awards are made within the authority of the Additional Remuneration Plan and the 2001 Stock and Incentive Compensation Plan.

I.     ELIGIBILITY

The CEO, Vice-Chairs, Presidents, Global Function Heads, Senior Vice Presidents and equivalents may participate, as recommended by management and approved by the Compensation & Leadership Development Committee.

II.    CALCULATION

A BGP Award may be payable for the three-year performance period running July 1, 2005 through June 30, 2008. Interim awards may also be payable at the conclusion of the first and second years of the program. The Compensation & Leadership Development Committee reviews and approves awards relative to the base period of fiscal year 2004/05. It assesses Company performance according to the pre-established financial measures of diluted earnings per share ("EPS") growth and operating total shareholder return ("OTSR").

Adjustments may be made for significant acquisitions and divestitures, major equity investments, or other unusual items not reflected in the Company's operating plan or base year results. In all cases, the Compensation & Leadership Development Committee retains discretion to determine whether certain items should be included or excluded from award calculations and to verify that awards are appropriate and consistent with the long-term interests of shareholders. The Committee may reduce awards if it determines that payouts do not correspond to actual business results.

o THE THREE-YEAR AWARD is calculated as: (Payout Factor) X (Participant's Target Award).

     The AWARD PAYOUT FACTOR ranging from 0% to 200% is assessed relative to a performance level of EPS growth and OTSR.

     A PARTICIPANT'S TARGET AWARD is based on a multiple of the executive's base salary at the time of entry into the program. For the Chairman of the Board and CEO, the target is two times base salary, times three (the number of years in the performance period). For all others, the target is one times base salary times the number of years participating in the program.

o INTERIM AWARDS are payable only if EPS growth and OTSR meets or exceeds target relative to the base period at the end of the first year and the first two years combined, respectively. Interim awards are calculated using the same factors as the three-year award. However, each interim award is only a partial progress payment, paid at 30% of the full three-year calculation. Any interim payments are subtracted from the full three-year award when calculating the final BGP payment.

III.   TIMING AND FORM

BGP awards are delivered on or about September 15th for the fiscal year just completed. Each year's award, if payable, will be delivered half in three-year restricted stock units ("Required RSUs") and half in cash. Participants may elect to receive restricted stock units in place of the cash portion ("Elected RSUs"). For the CEO, all BGP payments will be made in restricted stock units, half in three-year restricted stock units and half in retirement restricted stock units. The award form choices and relevant considerations are explained in payment preference materials generally in the form of Appendix 1. Participants receive written notice of their award detailing the calculation, generally in the form of Appendix 4. The grant letters are generally in the form of Appendix 5.

Program participants have their long-term incentives split between BGP and equity awards under the 2001 Stock and Incentive Compensation Plan. Their key manager awards under the latter plan are reduced in value by one-third of their three-year BGP target.

         APPENDIX 1: PAYMENT PREFERENCE MATERIALS FOR BGP / STAR AWARDS
         --------------------------------------------------------------

[DATE]
[NAME]

Subject: Preferences for [YEAR] STAR and BGP Payments and Deferred Compensation
         Choices
         ----------------------------------------------------------------------

Your choices for the awards are:

September [YEAR] STAR Award (if not previously deferred into the Deferred Compensation Program) o Cash o Stock Options o Restricted Stock Units (for BGP participants only) - no forfeiture provision

September [YEAR] BGP Award (if applicable)
o    Three-Year Restricted Stock Units (50% of award required in this form)
o Cash or Restricted Stock Units - no forfeiture provision (50% of award subject to this election)

Attached you will find an election form to be returned to [NAME].

Please keep the following in mind as you consider your choices:
o It is recommended that you consult legal/tax/financial advisors to determine the appropriate award form(s) for your personal situation.
o While your selection will be given consideration, it is not binding on the Company until approved by the Compensation & Leadership Development Committee of the Board of Directors.

IF YOU MISS THE [DATE] DEADLINE, YOU WILL RECEIVE THE DEFAULT (CASH).

[NAME]

              [YEAR] EXECUTIVE COMPENSATION AWARD FORM PREFERENCES


[YEAR] STAR AWARD PAYABLE [DATE] [YEAR] PREFERENCE SELECTION

  Cash                                ______%
  Stock Options                       ______%
  Restricted Stock Units              ______%      _______________ (Select year
                                                   you want shares delivered,
                                                   e.g., [YEAR], or retirement)
Total                                    100%


[YEAR] PAYMENT BGP AWARD PAYABLE [YEAR] PREFERENCE SELECTION
(Complete for remaining 50%)

Three-Year Restricted Stock Units         50%
(if you leave the Company within      -------
3 years of grant for reasons other   (required)
than retirement, you forfeit these
units)

Cash                                        %
                                      -------

Restricted Stock Units                      %      _______________ (Select year
                                      -------      you want shares delivered
                                                   e.g., [YEAR], or retirement)

Total                                    100%


     o You must be an active employee as of the award date to receive any non-cash award
     o All elections are irrevocable after [DATE].


     --------------------------------------------    ------------------------
                  Signature                                  Date

Return form to [NAME]

                          APPENDIX 2: STAR AWARD LETTER


[DATE]
Fellow P&G Leaders:

I am pleased to announce the average STAR award for [YEAR] is [NUMBER]% of target. STAR awards are a combination of you individual business unit awards, the Company factor and the Gillette factor. Unit awards are decided by the STAR Committee based on a retrospective assessment of each unit's performance. The Company factor is calculated based on P&G's market TSR ranking in the peer group and earnings per share. The Gillette factor is based on a review done by the STAR Committee considering the results of the success of the Gillette integration. [EXPLANATION OF COMPANY RESULTS and COMPARISON TO PREVIOUS YEAR]

Actual STAR awards as a percentage of target [HISTORICAL COMPARISON OF RESULTS TO PREVIOUS YEAR(S)]

By remaining choiceful, focused, and disciplined, we can look forward to future success. Well done! Thanks.


                                                 [NAME]

PERSONAL & CONFIDENTIAL
INDIVIDUAL AWARD SUMMARY
[NAME]

Your STAR Award is [NUMBER] payable in [FORM]

-------------------------------------------------------------------------------
[NUMBER]     X   [NUMBER]%      X   [NUMBER]%    X  [NUMBER]%        =   NUMBER
-------------------------------------------------------------------------------

STAR Target  x   Business Unit  x   Corporate    x  Gillette Factor  =   STAR
                 Performance        Adjustment                           Award
                 Factor             Factor

STAR TARGET
-----------
Based on          June 30 [YEAR] Base Salary:        [NUMBER]
                  June 30 [YEAR] Band:               [NUMBER]
                  STAR Target Percent for Band:      [NUMBER]
                  Based x STAR Target Percent:       [NUMBER]
                  Your STAR Target:                  [NUMBER]

BUSINESS UNIT PERFORMANCE
-------------------------
Business Unit              Weight           Performance Factor
-------------              ------           ------------------
[Business Unit]            [NUMBER]         [NUMBER]%


CORPORATE ADJUSTMENT FACTOR
---------------------------
TSR One Year Ranking                                 [NUMBER]
Earnings Per Share                                   [NUMBER]
Corporate Adjustment Factor                          [NUMBER]%

GILLETTE FACTOR                                      [NUMBER]%
---------------

Your STAR Award is [NUMBER] % of STAR Target

                     APPENDIX 3: COVER LETTER FOR STAR GRANT
                 IN STOCK OPTIONS AND STOCK APPRECIATION RIGHTS


TO: SHORT TERM ACHIEVEMENT REWARD (STAR) RECIPIENTS OF P&G STOCK OPTIONS AND STOCK APPRECIATION RIGHTS*

The attached stock option grant letter refers to your STAR award. The grant was determined by dividing the gross award amount to be paid in stock options (shown on your award summary previously distributed) by the [DATE] average stock price of $ [NUMBER]. The result was rounded up to the next full share, with those full shares multiplied by [NUMBER]. No further action to accept this grant is required.

You may retain these STAR stock options until their expiration date in [NUMBER] years even if you leave the Company, as long as you are in good standing. This is true for STAR stock options only as they represent payment for the award that you have already earned. These options will vest in [NUMBER] years.

Stock options are granted under the terms and conditions of the 2001 Procter & Gamble Stock and Incentive Compensation Plan.

If you have any questions about the award granted, please direct them to [NAME]. Questions related to the exercise process should be directed to [NAME].


                                                 [NAME]


* Recipients of stock appreciation rights should see their subsidiary Chief Financial Officer regarding the procedure for redeeming such rights.

                  GRANT LETTER FOR STAR AWARD IN STOCK OPTIONS
                          AND STOCK APPRECIATION RIGHTS

[DATE]
[NAME]
Subject: Non-Statutory Stock Option Series xx-STAR-xx

In recognition of your contributions to the success of the business, the Company hereby grants you an option to purchase, in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan, the Regulations of the Compensation & Leadership Development Committee of the Board of Directors and the Exercise Instructions in place from time to time, shares of the Procter & Gamble Common Stock as follows:

         Grant Value:               [NUMBER]
         Option Price per Share:    [NUMBER]
         Number of Shares:          [NUMBER]
         Date of Grant:             [DATE]
         Expiration of Option:      [DATE]
         Option Exercisable:        [NUMBER]% after [DATE]

This option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. The Compensation & Leadership Development Committee has waived the provisions of Article G, paragraph 4 in the event of separation from the Company.

Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding stock options may be suspended or terminated if you engage in actions that are significantly contrary to the best interests of the Company or any of its subsidiaries.

                                       The Procter & Gamble Company
                                       [NAME]

   |_| I hereby accept the above option to purchase shares of the Common Stock of the Company in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan, with which I am familiar, including the non-compete provision and other terms of Article F, and agree that this option and The Procter & Gamble 2001 Stock and Incentive Compensation Plan together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this option, including Article F, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this option grant.

   |_| I hereby reject the above option to purchase shares of the Common Stock of the Company.

       -------------------                    ---------------------------------
       Date                                   Signature

                       GRANT LETTER FOR STAR AWARD IN RSUs


[DATE]
[NAME]

SUBJECT: AWARD OF RESTRICTED STOCK UNITS (STAR)

This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form [CODE]

                  Grant Date:                        [DATE]
                  Original Settlement Date:          [DATE]
                  Number of Restricted Stock Units:  [NUMBER

Paragraph 3(a) of Statement of Terms and Conditions Form [CODE] is not waived.

As you will see from the Statement of Terms and Conditions Form [CODE], under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

                                       THE PROCTER & GAMBLE COMPANY
                                       [NAME]


|_| I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

|_|    I hereby reject the Award of Restricted Stock Units set forth above.



---------------------------------------------------------------------------
Date                     Signature

             APPENDIX 4: BGP AWARD LETTER (THREE-YEAR AWARD EXAMPLE)

[DATE]

TO:   [NAME]

Your award is calculated by multiplying your three-year target times the payout factor and subtracting any interim payments made to you in Year 1 and Year 2.

Three-Year Target:         $[NUMBER]
Payout Factor:              [NUMBER]%
Total Award:               $[NUMBER]
Interim Payment Year 1:    $[NUMBER]
Interim Payment Year 2:    $[NUMBER]
Final BGP Payment:         $[NUMBER]

Your final BGP award is $[NUMBER]. You will receive 50% of your award in three-year restricted stock units consistent with the program design. The other 50% will be delivered in the form shown below which you designated last Fall in your preference election. Your award will be paid on September 15.

Payment Preference
3-Year RSUs:                [NUMBER]
Cash:                      $[NUMBER]
RSUs:                       [NUMBER]

Thank you for your leadership in achieving outstanding business and organizational results during the past three years.

[NAME]

        APPENDIX 5: GRANT LETTER FOR BGP AWARD IN RESTRICTED STOCK UNITS
        ----------------------------------------------------------------

[DATE]
[NAME]


SUBJECT: AWARD OF RESTRICTED STOCK UNITS - BGP [THREE-YEAR / ELECTED]

This is to advise you that The Procter & Gamble Company, an Ohio corporation, is awarding you with Restricted Stock Units, on the dates and in the amounts listed below, pursuant to The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and subject to the attached Statement of Terms and Conditions Form [CODE]

                  Grant Date:                                 [DATE]
                  Forfeiture Date [for Three-Year RSUs only]: [DATE]
                  Original Settlement Date:                   [DATE]
                  Number of Restricted Stock Units:           [NUMBER

Paragraph 3(a) of Statement of Terms and Conditions Form [CODE] is not waived.

As you will see from the Statement of Terms and Conditions Form [CODE], under certain circumstances you may agree with The Procter & Gamble Company to delay the settlement of your Restricted Stock Units beyond the Original Settlement Date. You may want to consult your personal tax advisor before making a decision about this matter.

                                       THE PROCTER & GAMBLE COMPANY
                                       [NAME]


|_| I hereby accept the Award of Restricted Stock Units set forth above in accordance with and subject to the terms of The Procter & Gamble 2001 Stock and Incentive Compensation Plan and the attached Statement of Terms and Conditions for Restricted Stock Units, with which I am familiar. I agree that the Award of Restricted Stock Units, The Procter & Gamble 2001 Stock and Incentive Compensation Plan, and the attached Statement of Terms and Conditions for Restricted Stock Units together constitute an agreement between the Company and me in accordance with the terms thereof and hereof, and I further agree that any legal action related to this Award of Restricted Stock Units may be brought in any federal or state court located in Hamilton County, Ohio, USA, and I hereby accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award of Restricted Stock Units.

|_|    I hereby reject the Award of Restricted Stock Units set forth above.



---------------------------------------------------------------------------
Date                               Signature